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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  February 23, 1998


                           ERGO SCIENCE CORPORATION
            (Exact name of registrant as specified in its charter)


    Delaware                     0-24936                    04-3271667
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 (State or other                 (Commission            (IRS Employer
 jurisdiction of                 File Number)           Identification No.)
 incorporation)


                             CHARLESTOWN NAVY YARD
                        100 FIRST AVENUE, FOURTH FLOOR
                       CHARLESTOWN, MASSACHUSETTS 02129
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 241-6800


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         (Former name or former address, if changed since last report)

                               Page 1 of 4 pages
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Item 5.  Other Events.

     On February 23, 1998, the Registrant publicly disseminated a press release announcing that the Registrant has entered into an agreement to form a worldwide collaboration with the R.W. Johnson Pharmaceutical Research Institute (PRI) and Ortho-McNeil Pharmaceuticals Inc., both Johnson & Johnson (NYSE:JNJ) units, to develop and commercialize ERGOSET(TM) (bromocriptine mesylate) tablets, the Registrant's lead product, and other potential products for the treatment of Type 2 diabetes and obesity, based on the Registrant's novel Neuroendocrine Resetting Therapy ("NRT"). In connection with the collaboration agreement, the Registrant and Johnson & Johnson entered into a Stock Purchase Agreement whereby the Registrant agreed to sell, and Johnson & Johnson agreed to purchase, an amount of the Registrant's Common Stock with a value of ten million dollars based upon closing prices of the Registrant's Common Stock over a certain trading period. The closing of these transactions is subject to clearance under the Hart-Scott-Rodino Antitrust Improvement Act of 1976. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.


(c)  Exhibits.

10.41 Joint Collaboration and License Agreement dated as of February 23, 1998 by and between Ergo Research Corporation (a wholly - owned subsidiary of Ergo Science Corporation), a Delaware corporation and Ergo Science Corporation, a Delaware corporation and R.W. Johnson Pharmaceutical Research Institute, a division of Ortho Pharmaceutical Corporation, a Delaware corporation and Cilag AG International, a Swiss Corporation. Johnson and Johnson, a New Jersey corporation is a party to the agreement as a guarantor of the performance under the agreement by Ortho Pharmaceutical Corporation and its affiliates. [Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 406 of the Securities Act and the Company's request for confidential treatment.]

10.42 Stock Purchase Agreement made as of February 23, 1998 by and between Ergo Science Corporation, A Delaware corporation and Johnson & Johnson Development Corporation, a New Jersey corporation.

99.1                The Registrant's Press Release dated February 24, 1998



                                  SIGNATURES
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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ERGO SCIENCE CORPORATION
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                                    (Registrant)



Date: March 9, 1998                 /s/ Ronald H. Abrahams
                                    ----------------------
                                    Ronald H. Abrahams, Ph.D.
                                    President, Chief Executive Officer, Chairman
                                    of the Board and Director (Principal
                                    Executive Officer)
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                                 EXHIBIT INDEX
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Exhibit                                                            Sequential
Number         Description                                         Page Number
-------        -----------                                         -----------

10.41 Joint Collaboration and License Agreement dated as of February 23, 1998 by and between Ergo Research Corporation (a wholly - owned subsidiary of Ergo Science Corporation), a Delaware corporation and Ergo Science Corporation, a Delaware corporation and R.W. Johnson Pharmaceutical Research Institute, a division of Ortho Pharmaceutical Corporation, a Delaware corporation and Cilag AG International, a Swiss Corporation. Johnson and Johnson, a
               New Jersey corporation is a party to the agreement as a guarantor of the performance under the agreement by Ortho Pharmaceutical Corporation and its affiliates. [Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 406 of the Securities Act and the Company's request for confidential treatment.]

10.42          Stock Purchase Agreement made as of February
               23, 1998 by and between Ergo Science
               Corporation, A Delaware corporation and Johnson
               & Johnson Development Corporation, a New
               Jersey corporation.

99.1           The Registrant's Press Release dated February 24, 1998